Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Verdant Commercial Capital, LLC (the “Company”)

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re: Verdant Receivables 2024-1 LLC – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2024-1 Initial pool 2024 02 29 (sent 2024 03 04).xlsx” provided by the Company on March 21, 2024, containing information on 2,041 equipment lease contracts (the “Contracts”) as of February 29, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Verdant Receivables 2024-1 LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00.

•	The term “InfoLease” means the Company’s servicing system.

•	The term “Sources” means the following information related to the Sample Contracts (defined below), provided by the Company from March 30, 2024 to April 12, 2024:

–	Equipment Financing Agreements (including any amendments thereto)

–	Equipment Invoices

–	Booking Forms

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

–	Screenshots from InfoLease containing information for each Sample Contract, including contract details and upfront sales tax payable journal entries (the “InfoLease Screenshots”)

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 100 Contracts from the Data File (the “Sample Contracts”). A listing of the Sample Contracts is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Contracts we were instructed to randomly select from the Data File.

B.	For each Sample Contract, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Obligor Name	Equipment Financing Agreement, InfoLease Screenshot. Variations due to truncation, abbreviation, or use of DBA name are not to be considered exceptions.

Obligor State	Equipment Financing Agreement, Booking Form, InfoLease Screenshot

Industry (NAICS Code)	Booking Form

Total Equipment Cost

Equipment Invoice, Equipment Financing Agreement, InfoLease Screenshots, Booking Form

If the “Transaction Items” list appearing on the Booking Form includes a “Financed Doc Fee,” subtract the Financed Doc Fee amount from the Net Equipment Cost on the Booking Form.

Original Term to Maturity (in months)	Equipment Financing Agreement, InfoLease Screenshot

Scheduled Payment Amount	Equipment Financing Agreement, Booking Form, InfoLease Screenshot

First Payment Date (month and year)	Equipment Financing Agreement, InfoLease Screenshot

Maturity Date (month and year)	Recompute by adding the Original Term to Maturity (in months) to the commencement date stated on the Equipment Financing Agreement or InfoLease Screenshot, or compare to InfoLease Screenshot

Booked Residual Value	Booking Form

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

May 3, 2024

Exhibit A

The Sample Contracts

Sample Contract Number	Sample Contract ID (*)	Sample Contract Number	Sample Contract ID (*)
1	20241001	51	20241051
2	20241002	52	20241052
3	20241003	53	20241053
4	20241004	54	20241054
5	20241005	55	20241055
6	20241006	56	20241056
7	20241007	57	20241057
8	20241008	58	20241058
9	20241009	59	20241059
10	20241010	60	20241060
11	20241011	61	20241061
12	20241012	62	20241062
13	20241013	63	20241063
14	20241014	64	20241064
15	20241015	65	20241065
16	20241016	66	20241066
17	20241017	67	20241067
18	20241018	68	20241068
19	20241019	69	20241069
20	20241020	70	20241070
21	20241021	71	20241071
22	20241022	72	20241072
23	20241023	73	20241073
24	20241024	74	20241074
25	20241025	75	20241075
26	20241026	76	20241076
27	20241027	77	20241077
28	20241028	78	20241078
29	20241029	79	20241079
30	20241030	80	20241080
31	20241031	81	20241081
32	20241032	82	20241082
33	20241033	83	20241083
34	20241034	84	20241084
35	20241035	85	20241085
36	20241036	86	20241086
37	20241037	87	20241087
38	20241038	88	20241088
39	20241039	89	20241089
40	20241040	90	20241090
41	20241041	91	20241091
42	20241042	92	20241092
43	20241043	93	20241093
44	20241044	94	20241094
45	20241045	95	20241095
46	20241046	96	20241096
47	20241047	97	20241097
48	20241048	98	20241098
49	20241049	99	20241099
50	20241050	100	20241100

(*)	The Company assigned a unique Contract ID to each Contract in the Data File. The Sample Contract ID’s referred to in this Exhibit are not the Company’s Contract ID’s.

A-1